Target Portfolio Trust
Prudential Corporate Bond Fund (the “Fund”)

Supplement dated April 29, 2016 to the Currently Effective Prospectus

Effective as of May 1, 2016, the Fund’s existing contractual cap on Fund expenses will be enhanced. To reflect these changes, the Fund’s Prospectus is hereby revised as follows, effective as of May 1, 2016:

1.	In the Prospectus section entitled Fund Summary — Fund Fees and Expenses, the “Annual Fund Operating Expenses” table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Q	Class R	Class Z
Management fees	.45%	.45%	.45%	.45%	.45%
+ Distribution and service (12b-1) fees	.25%	1.00%	None	.75%	None
+ Other expenses(1)	.56%	.56%	.51%	.56%	.56%
= Total annual Fund operating expenses	1.26%	2.01%	.96%	1.76%	1.01%
– Fee waiver and/or expense reimbursement	(.46)%	(.46)%	(.41)%	(.71)%	(.46)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(2)	.80%	1.55%	.55%	1.05%	.55%

(1)	Other expenses have been adjusted to reflect current expenses.
(2)	The manager has contractually agreed through November 30, 2017 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes, interest, brokerage, underlying fund expenses, extraordinary expenses and certain other expenses) of each class of shares of the Fund to .55% of the Fund’s average daily net assets. This waiver may not be terminated prior to November 30, 2017 without the approval of the Fund’s Board of Trustees. Separately, the distributor has contractually agreed through November 30, 2016 to reduce its distribution and service (12b-1) fees for Class R shares to .50% of the average daily net assets of the Class R shares. This waiver may not be terminated prior to November 30, 2016 without the approval of the Fund’s Board of Trustees.

2.	In the Prospectus section entitled Fund Summary — Fund Fees and Expenses — Example, the table is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$528	$788	$1,068	$1,865	$528	$788	$1,068	$1,865
Class C	$258	$586	$1,040	$2,301	$158	$586	$1,040	$2,301
Class Q	$56	$265	$491	$1,141	$56	$265	$491	$1,141
Class R	$107	$485	$888	$2,014	$107	$485	$888	$2,014
Class Z	$56	$276	$513	$1,194	$56	$276	$513	$1,194

LR857